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Exhibit (a)(1)(ii)

        Letter of Transmittal

to Tender Common Units

Representing Limited Partner Interests

in

Buckeye GP Holdings L.P.

Pursuant to the Offer to Purchase

Dated November 5, 2008

by

BGH GP Holdings, LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON FRIDAY, DECEMBER 5, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By Mail:	By Facsimile Transmission:	By Hand or Overnight Courier:
Computershare Trust Company, N.A. Attn: Corporate Actions P.O. Box 43014 Suite 3V Providence, RI 02940-3014	(For Eligible Institutions Only) (617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	Computershare Trust Company, N.A. Attn: Corporate Actions 250 Royall Street Suite 3V Canton, MA 02021

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW (OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8).

        THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF UNITS TENDERED

Units Certificate(s) and Unit(s) Tendered (Please attach additional signed list, if necessary)

Name(s) and Address(es) of Registered Owner(s) (Please Fill in, if Blank)	Unit Certificate Number(s)(1)	Total Number of Units Represented by Certificate(s)(1)	Number of Units Tendered(2)

Total Units Tendered

(1)	Need not be completed by unitholders who deliver Units by book-entry transfer ("Book-Entry Unitholders").
(2)	Unless otherwise indicated, all Units represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
☐	CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION 11.

        The names and addresses of the registered holders of the tendered Units (as defined herein) should be printed, if not already printed above, exactly as they appear on the Unit Certificates (as defined herein) tendered hereby.

        This Letter of Transmittal is to be used by unitholders of Buckeye GP Holdings L.P. if certificates for Units are to be forwarded herewith or, unless an Agent's Message (as defined in "The Offer—Section 3. Procedures for Accepting the Offer and Tendering Units" of the Offer to Purchase (as defined herein)) is utilized, if delivery of Units is to be made by book-entry transfer, to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in "The Offer—Section 2. Acceptance of Payment and Payment for Units" of the Offer to Purchase and pursuant to the procedures set forth in "The Offer—Section 3. Procedures for Accepting the Offer and Tendering Units" thereof).

        Holders of Units whose certificates for such Units (the "Unit Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Units according to the guaranteed delivery procedure set forth in "The Offer—Section 3. Procedures for Accepting the Offer and Tendering Units" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

TENDER OF UNITS

☐
CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER UNITS BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

NOTE: ALL SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to BGH GP Holdings, LLC, a Delaware limited liability company ("Purchaser"), the above-described common units (the "Units") representing limited partner interests in Buckeye GP Holdings L.P., a Delaware limited partnership (the "Partnership"), upon the terms and subject to the conditions set forth in Purchaser's offer to purchase dated November 5, 2008 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged.

        Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Units tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Units that are being tendered hereby, and any distributions, rights, other Units or other securities issued or issuable in respect thereof on or after the date hereof (collectively, but excluding the quarterly distribution of $0.32 per Unit payable on November 28, 2008 to unitholders of record on November 7, 2008, "Distributions"), and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Units (and any and all Distributions) or transfer ownership of such Units (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Units (and any and all Distributions) for transfer on the books of the Partnership and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any and all Distributions), all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers, directors and designees in their respective capacities as officers or directors of Purchaser, and any individual who thereafter succeeds to any such office of Purchaser, and each of them, and any other designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Partnership's unitholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, all of the Units (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Units for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Units in accordance with the terms of the Offer. Such acceptance for payment will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Units (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Units or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Units,

Purchaser must be able to exercise full voting, consent and other rights with respect to such Units (and any and all Distributions), including voting at any meeting of the Partnership's unitholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Units tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Units tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, including as described in "The Offer—Section 4. Withdrawal Rights," this tender is irrevocable.

        The undersigned understands that the valid tender of the Units pursuant to any one of the procedures described in "The Offer—Section 3. Procedures for Accepting the Offer and Tendering Units" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Units tendered hereby.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Units purchased and/or any certificates for the Units not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Units Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Units purchased and/or any certificates for the Units not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Units Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Units purchased and/or return any certificates evidencing Units not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Units tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Units from the name of the registered holder thereof if Purchaser does not accept for payment any of the Units so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of Units accepted for payment and/or certificates representing Units not tendered or accepted for payment are to be issued in the name of someone other than the undersigned or if any Units tendered hereby and delivered by Book-Entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

  Issue: ☐ Check    ☐ Certificate(s) to:

Name	(Please Print)
Address	(Include Zip Code)
(Tax Identification or Social Security Number) (See Substitute Form W-9 below)
(Account Number)

☐ Credit Units tendered by Book-Entry transfer that are not accepted for payment to the Book-Entry Transfer Facility account.

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if Certificates representing Units not tendered or accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Units Tendered" above.

  Mail: ☐ Check    ☐ Certificate(s) to:

Name	(Please Print)
Address	(Include Zip Code)
(Tax Identification or Social Security Number) (See Substitute Form W-9 below)

IMPORTANT

  UNITHOLDER: SIGN HERE
  (Please Complete Substitute Form W-9 Included Herein (or, for certain foreign unitholders, the appropriate IRS Form W-8))

(Signature(s) of Owner(s))
Name(s)

Capacity (Full Title)

(See Instructions)
Address

(Include Zip Code)

Area Code and Telephone Number
Taxpayer Identification or Social Security Number
(See Substitute Form W-9 below)

Dated:

              (Must be signed by the registered holder(s) exactly as name(s) appear(s) on unit certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  GUARANTEE OF SIGNATURES
  (If required—See Instructions 1 and 5)

Authorized Signature(s)
Name
Name of Firm
Address	(Include Zip Code)

Area Code and Telephone Number

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Units) of Units tendered herewith, unless such registered holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Units are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by unitholders of the Partnership if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer described in "The Offer—Section 3. Procedures for Accepting the Offer and Tendering Units" of the Offer to Purchase. Unit Certificates evidencing tendered Units, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Units into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in "The Offer—Section 1. Terms of the Offer" of the Offer to Purchase).

        Unitholders whose Unit Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Units by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure described in "The Offer—Section 3. Procedures for Accepting the Offer and Tendering Units" of the Offer to Purchase. Pursuant to such guaranteed delivery procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Unit Certificates (or a Book-Entry Confirmation) evidencing all tendered Units, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of the Guaranteed Delivery. If Unit Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        The method of delivery of this Letter of Transmittal, Unit Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering unitholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, receipt of a book-entry confirmation). If delivery is by mail, it is recommended that the unitholder use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional Units will be purchased. All tendering unitholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Units for payment.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Units and any other required information should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders (not applicable to unitholders who tender by book-entry transfer).    If fewer than all of the Units evidenced by any Unit Certificate are to be tendered, fill in the number of Units that are to be tendered in the box entitled "Number of Units Tendered." In this case, new Unit Certificates for the Units that were evidenced by your old Unit Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Units represented by Unit Certificates delivered to the Depositary will be deemed to have been tendered unless indicated.

        5.    Signatures on Letter of Transmittal, Unit Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Units tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

        If this Letter of Transmittal or any certificates or unit powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Units listed and transmitted hereby, no endorsements of certificates or separate unit powers are required unless payment is to be made or certificates for Units not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Unit Certificates or unit powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate unit powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Unit Certificates or unit powers must be guaranteed by an Eligible Institution.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Units to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Units not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Units purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for stock transfer tax stamps to be affixed to the certificate(s) evidencing the Units tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or certificates for Units not tendered or not accepted for payment are to be issued to, a person other than the signatory of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

        Any unitholder delivering Units by Book-Entry transfer may request that Units not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such unitholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, only Units not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Units were delivered.

        8.    Substitute Form W-9.    A tendering unitholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, in order to avoid backup withholding of federal income tax on cash payments pursuant to the Offer. In addition, the unitholder must certify, under penalties of perjury, that such number is correct and that such unitholder is not subject to backup withholding of federal income tax. If a tendering unitholder is subject to backup withholding, the unitholder must cross out Item (Y) of Part 3 of the Certification Box of the Substitute Form W-9. If a tendering unitholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the unitholder should check the box in Part 1(b). Failure to provide the information on the Substitute Form W-9 may subject the tendering unitholder to federal income tax withholding of 28% of any payments made to the unitholder, but such withholdings will be refunded if the tendering unitholder provides a TIN within 60 days.

        Certain unitholders (including, among others, all corporations and certain non-resident aliens and foreign entities) are not subject to backup withholding. Non-resident aliens and foreign entities not subject to backup withholding should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        9.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and the phone numbers set forth below, or to your brokers, dealers, commercial banks or trust companies.

        10.    Waiver of Conditions.    Subject to the conditions set forth in "The Offer—Section 11. Conditions to the Offer" of the Offer to Purchase, Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer (if waivable), in whole or in part, in the case of any Units tendered.

        11.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Units has been lost, destroyed or stolen, the unitholder should promptly notify Computershare Trust Company, N.A. in its capacity as Depositary for the Units (telephone number: (800) 546-5141). The unitholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED UNITS MUST BE RECEIVED BY THE DEPOSITARY OR UNITS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING UNITHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

        Under the federal income tax law, a unitholder whose tendered Units are accepted for payment is required to provide the Depositary with such unitholder's correct TIN on the Substitute Form W-9 below (or, if applicable, the appropriate IRS Form W-8). If such unitholder is an individual, the TIN is such unitholder's social security number. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If a tendering unitholder is subject to backup withholding, such unitholder must cross out Item (Y) of Part 3 on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the unitholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to unitholders that fail to provide a correct TIN (or, if applicable, an appropriate IRS Form W-8) may be subject to backup withholding.

        Certain unitholders (including, among others, all corporations and certain non-resident aliens and foreign entities) are not subject to these backup withholding and reporting requirements. In order for a non-resident alien or foreign entity to qualify as exempt from these requirements, such unitholder must submit an appropriate and properly completed IRS Form W-8, attesting to that unitholder's exempt status. Such a Form W-8 may be obtained from the Depositary. Exempt unitholders, other than non-resident aliens and foreign entities, should furnish their TIN, write "Exempt" in Part 2 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the unitholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a unitholder (other than a unitholder who should provide an IRS Form W-8) with respect to Units purchased pursuant to the Offer, the unitholder is required to notify the Depositary of such unitholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such unitholder is awaiting a TIN).

What Number to Give the Depositary

        The unitholder (other than a unitholder who should provide an IRS Form W-8) is required to give the Depositary the social security number or employer identification number of the record holder of the Units. If the Units are in more than one name, or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on which number to report. If the tendering unitholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the unitholder should check the box in Part 1(b), sign and date the Substitute Form W-9. If the box in Part 1(b) is checked, the Depositary will withhold 28% of payments made to the unitholder, but such withholdings will be refunded if the tendering unitholder provides a TIN within 60 days.

PAYER'S NAME: Computershare Trust Company, N.A.

SUBSTITUTE	Name
Form W-9	Address	(Name and Street)
(City) (State) (Zip Code)

Area Code and Telephone Number

Department of the Treasury Internal Revenue Service	Part 1(a)—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: (Social Security Number or Employer Identification Number)

Payer's Request for Taxpayer Identification	Part 1(b)—PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN	☐

Number	Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)

Part 3—CERTIFICATION UNDER PENALTIES OF PERJURY

I CERTIFY THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and (Z) I am a U.S. Person (including a U.S. resident alien).

Sign Here	SIGNATURE	DATE:

Certification Instructions—You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE
APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, 28% of all payments made to me pursuant to the Offer shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts will be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR UNITS AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH UNITHOLDER OF THE PARTNERSHIP OR SUCH UNITHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

        Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at the telephone numbers and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Banks & Brokers Call Collect: (212) 750-5833
All Others Call Toll Free: (888) 750-5834

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  Exhibit (a)(1)(ii)